EXHIBIT 23.2



                       Consent of Independent Accountants



The Board of Directors
COMARCO, Inc.:

We consent to the use of our report dated March 28, 1995 incorporated herein by reference, which report appears in the January 31, 1995 annual report on Form 10-K of COMARCO, Inc.



                                                   KPMG Peat Marwick LLP


McLean, Virginia
October 4, 1995